SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)

August 7, 2002

UST Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-17506	06-1193986

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer

of Incorporation)		Identification No.)

100 West Putnam Avenue, Greenwich, Connecticut 06830
(Address of Principal Executive Offices) (Zip Code)

                                      (203) 661-1100
(Registrant’s Telephone Number, Including Area Code)

                                           Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1: STATEMENT OF PRINCIPAL EXECUTIVE OFFICER
EX-99.2: STATEMENT OF PRINCIPAL FINANCIAL OFFICER

Item 9. Regulation FD Disclosure.

         On August 7, 2002, in accordance with Order No. 4-460 and pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, sworn statements were filed with the Securities and Exchange Commission by the principal executive officer and the principal financial officer of UST Inc.

         A copy of each of these statements is attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and each is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

         (c)  Exhibits.

Exhibit No.	Document Description

99.1	Statement Under Oath of Principal Executive Officer of UST Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2	Statement Under Oath of Principal Financial Officer of UST Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2002

UST INC.

By:	/s/ Debra A. Baker

Name: Debra A. Baker

Title: Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Statement Under Oath of Principal Executive Officer of UST Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2	Statement Under Oath of Principal Financial Officer of UST Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings